UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

August 27, 2007
(Date of earliest event reported)

SPECTRUM BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(770) 829-6200
(Registrant's telephone number, including zip code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 27, 2007, Spectrum Brands, Inc. (the "Company") made a special one-time award of restricted shares of the Company's common stock, par value $.01 per share, to executive officers of the Company (the "One-time Awards") under the 1997 Rayovac Incentive Plan (the "Plan").  Pursuant to the One-time Awards, the Company granted 144,231 shares of restricted common stock to Kent J. Hussey, its Chief Executive Officer; 100,962 shares of restricted common stock to David R. Lumley, its President, Global Batteries & Personal Care and Co-Chief Operating Officer; 86,538 shares of restricted common stock to John A. Heil, its President, Global Pet Supplies and Co-Chief Operating Officer; 76,923 shares of restricted common stock to Amy J. Yoder its Executive Vice President, Home & Garden; and 62,500 shares of restricted common stock to Anthony L. Genito, its Senior Vice President and Chief Financial Officer.

The shares granted pursuant to the One-time Awards are subject to performance-based restrictions.  The restrictions on some or all of the shares issued pursuant to the One-time Awards will lapse if the Company's actual performance for its fiscal year ending September 30, 2008 ("Fiscal Year 2008") meets certain performance goals set for Fiscal Year 2008.  If the Company's performance in Fiscal Year 2008 in relation to the performance goals for Fiscal Year 2008 results in the restrictions on some or all of the shares not lapsing, such shares will be carried over to and remain eligible for vesting in the Company's fiscal year ending September 30, 2009 ("Fiscal Year 2009").  The restrictions on some or all of the carried-over shares will lapse if the Company's actual performance in Fiscal Year 2009 meets certain performance goals set for Fiscal Year 2009.  If the Company's actual performance in Fiscal Year 2009 in relation to the performance goals set for Fiscal Year 2009 results in the restrictions on some or all of the shares not lapsing, such shares will be carried over to and remain eligible for vesting in the Company's fiscal year ending September 30, 2010 ("Fiscal Year 2010").  The restrictions on some or all of the carried-over shares will lapse if the Company's actual performance for Fiscal Year 2010 meets certain performance goals in Fiscal Year 2010.  If the Company's performance in Fiscal Year 2010 in relation to the performance goals set for Fiscal Year 2010 results in the restrictions on some or all of the carried-over shares not lapsing, such shares will be forfeited.

Further, the restrictions will lapse with respect to all shares granted pursuant to the One-time Awards in the event of a change in control of the Company, as defined in the Plan.  Upon termination of a recipient's service with the Company for any reason, other than termination by the Company without cause (as defined in the Plan) or by reason of the recipient’s death or disability, such recipient shall forfeit to the Company all shares for which restrictions have not lapsed as of the date of such termination.   The shares granted pursuant to the One-time Awards were made pursuant to the Company's standard Form of Restricted Stock Award Agreement. Each Restricted Stock Award Agreement incorporates the terms of the Plan which was filed as Exhibit 10.13 to the Company's Registration Statement on Form S-1 filed with the SEC on October 31, 1997.

In addition, in light of the pending expiration of the Plan and the availability of shares of common stock for awards under the Plan, on August 27, 2007, the Company's Board of Directors determined to accelerate a portion of the awards to which Messrs. Hussey, Lumley, Heil and Genito and Ms. Yoder would be entitled in Fiscal Year 2008 pursuant to such individual's respective employment agreements or existing Company policies (the "Accelerated Awards").   Accordingly, the Company granted 17,000 shares of restricted common stock to Mr. Hussey, 12,000 shares of restricted common stock to Mr. Lumley, 10,000 shares of restricted common stock to Mr. Heil, 9,000 shares of restricted common stock to Ms. Yoder and 7,000 shares of restricted common stock to Mr. Genito, which awards will reduce the amount of the awards to be made to those individuals in Fiscal Year 2008 under their respective employment agreements or existing company policies.

The shares granted pursuant to the Accelerated Awards are subject to performance-based restrictions.  If the Company's actual performance for Fiscal Year 2008 meets or exceeds certain performance goals set for Fiscal Year 2008, then the restrictions on all of the shares will lapse in equal amounts over the subsequent two years.  If the Company's actual performance for Fiscal 2008 is below a minimum performance goal, then the shares will be forfeited.  If the Company's actual performance for Fiscal Year 2008 falls within a range of performance goals above the minimum performance goal set for Fiscal Year 2008, then either (i) the restrictions on some of the shares will lapse in equal amounts over the subsequent two years while restrictions on other shares will lapse if the Company meets certain performance goals for Fiscal Year 2009 or (ii) the restrictions on all of the shares will lapse if the Company meets certain performance goals for Fiscal Year 2009.  In either event, if the Company meets the performance goals for Fiscal Year 2009, then the shares that remained eligible for vesting will vest in equal installments over the subsequent two years.  If the Company does not meet the performance goals for Fiscal Year 2009, then the shares that remained eligible for vesting will be forfeited.

Further, the restrictions will lapse with respect to all shares granted pursuant to the Accelerated Awards in the event of a change in control of the Company, as defined in the Plan.  The restrictions on the grants made to Mr. Heil, Mr. Lumley and Ms. Yoder will also lapse in the event that the Company sells certain of its business segments, as specified in their employment agreements which have been previously filed as Exhibits 10.1 and 10.2 to the Company's Current Report on Form 8-K filed with the SEC on  January 19, 2007 and the Company's Quarterly Report on Form 10-Q filed with the SEC on August 10, 2007, respectively.  Upon termination of a recipient's service with the Company for any reason, other than termination by the Company without cause (as defined in the Plan) or by reason of the recipient’s death or disability, such recipient shall forfeit to the Company all shares for which restrictions have not lapsed as of the date of such termination.  The grants of restricted stock described above were made pursuant to the Company's standard Form of Restricted Stock Award Agreement, which incorporates the terms of the Plan.

ITEM 8.01. OTHER EVENTS

Pursuant to a letter from the SEC dated August 27, 2007, the Company was notified that the SEC has completed its investigation as to the Company, David A. Jones and Randall J. Steward and does not intend to recommend any enforcement action by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS, INC.

Date: August 31, 2007	By:	/s/ Anthony L. Genito
Name: Anthony L. Genito
Title: Senior Vice President, Chief Financial Officer and Chief Accounting Officer